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                                                                    Exhibit 99.3



NORTEL NETWORKS CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS - QUARTERLY (UNAUDITED)
(MILLIONS OF U.S. DOLLARS, EXCEPT PER SHARE AMOUNTS)
(U.S. GAAP)


                                                                                     THREE MONTHS ENDED
                                                            --------------------------------------------------------------
                                                            DECEMBER 31,     SEPTEMBER 30,      JUNE 30,         MARCH 31,
                                                               2000              2000             2000             2000
                                                            ------------     -------------      --------         --------

Revenues                                                      $  8,198         $  6,726         $  7,207         $  5,817
Cost of revenues                                                 4,216            3,617            3,931            3,350
                                                              --------         --------         --------         --------
Gross profit                                                     3,982            3,109            3,276            2,467

Selling, general and administrative expense (excluding
  stock option compensation)                                     1,569            1,309            1,407            1,131
Research and development expense                                 1,017              917              927              772
In-process research and development expense                        403               22              367              623
Amortization of intangibles
  Acquired technology                                              250              217              204              181
  Goodwill                                                       1,476            1,028              749              467
Stock option compensation                                           36               31               67                -
Special charges                                                     72                -                -              195
Gain on sale of businesses                                           -                -             (174)               -
                                                              --------         --------         --------         --------
                                                                  (841)            (415)            (271)            (902)

Equity in net loss of associated companies                          (7)             (16)              (3)              (3)
Other income - net                                                  34              200               66              509
Interest expense
  Long-term debt                                                   (17)             (22)             (24)             (23)
  Other                                                            (34)             (17)             (16)             (16)
                                                              --------         --------         --------         --------
Loss from continuing operations before income taxes               (865)            (270)            (248)            (435)

Income tax provision                                              (324)            (237)            (365)            (251)
                                                              --------         --------         --------         --------
Net loss from continuing operations                             (1,189)            (507)            (613)            (686)

Net loss from discontinued operations - net of tax                (220)             (79)            (132)             (44)
                                                              --------         --------         --------         --------
Net loss                                                      $ (1,409)        $   (586)        $   (745)        $   (730)
                                                              ========         ========         ========         ========
Basic and diluted loss per common share
  - from continuing operations                                $  (0.39)        $  (0.17)        $  (0.21)        $  (0.24)
  - from discontinued operations                                 (0.07)           (0.03)           (0.05)           (0.02)
                                                              --------         --------         --------         --------
Basic and diluted loss per common share                       $  (0.46)        $  (0.20)        $  (0.26)        $  (0.26)
                                                              ========         ========         ========         ========

Dividends declared per common share                           $0.01875         $0.01875         $0.01875         $0.01875

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NORTEL NETWORKS CORPORATION
SEGMENTED INFORMATION - QUARTERLY (UNAUDITED)
(MILLIONS OF U.S. DOLLARS)
(U.S. GAAP)

                                                                                         THREE MONTHS ENDED
                                                                 -------------------------------------------------------------
                                                                 DECEMBER 31,    SEPTEMBER 30,       JUNE 30,        MARCH 31,
                                                                    2000             2000              2000            2000
                                                                 ------------    -------------       --------        ---------
Segments

REVENUES
Network Infrastructure                                             $ 6,675          $ 5,360          $ 5,869          $ 4,620
Photonics Components                                                   814              674              535              402
Other                                                                1,376            1,224            1,245            1,106
Intersegment sales elimination                                        (667)            (532)            (442)            (311)
                                                                   -------          -------          -------          -------
Total                                                              $ 8,198          $ 6,726          $ 7,207          $ 5,817
                                                                   =======          =======          =======          =======

GROSS PROFIT
Network Infrastructure                                             $ 3,188          $ 2,576          $ 2,609          $ 2,052
Photonics Components                                                   278              280              204              128
Other                                                                  521              281              463              297
Intersegment inventory unrealized profit elimination - net              (5)             (28)               -              (10)
                                                                   -------          -------          -------          -------
Total                                                              $ 3,982          $ 3,109          $ 3,276          $ 2,467
                                                                   =======          =======          =======          =======

Customer solutions revenues

Optical inter-city                                                 $ 2,112          $ 1,577          $ 1,799          $ 1,424
Local internet                                                       3,171            2,413            2,802            2,134
Wireless internet                                                    1,392            1,370            1,268            1,062
Other (a)                                                            1,523            1,366            1,338            1,197
                                                                   -------          -------          -------          -------
Total                                                              $ 8,198          $ 6,726          $ 7,207          $ 5,817
                                                                   =======          =======          =======          =======

(a) Includes external customer solutions revenues of the
       Photonics Components segment of:                            $   147          $   142          $    93          $    91
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